                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   ----------

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                   ----------

Date of Report (Date of earliest event reported) February 10, 2003

                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-22968                                           87-0363789
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

100 BUSH STREET, SUITE 225, SAN FRANCISCO, CALIFORNIA                    94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (415) 283-4757
-------------------------------------------------------------------

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors of Indigenous Global Development Corporation (the "Registrant")accepted the resignation of its independent public auditor of record, Caldwell, Becker, Dervin, Petrick & Co., L.L.P., And is currently in a process of choosing a new independent public auditor. Caldwell, Becker, Dervin, Petrick & Co., L.L.P. resigned as the Registrant's independent public auditor as of February 10, 2003.

The audit report provided by the Registrant's previous auditor, Caldwell, Becker, Dervin, Petrick & Co., L.L.P. for the fiscal years ended June 30, 2000 and 2001, did not contain any adverse opinion or disclaimer of opinion nor was any report qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years ending June 30, 2000 and 2001, and the interim period from July 1, 2002 through February 10, 2003, there have been no past disagreements between the Registrant and Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         16. Letter from Caldwell, Becker, Dervin, Petrick & Co., L.L.P. to the SEC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2003               INDIGENOUS GLOBAL DEVELOPMENT CORPORATION

                                       By: /s/ Deni Leonard
                                           --------------------------
                                           Deni Leonard, President



                                        3